April 28, 2016 Third Quarter Fiscal 2016 Results Exhibit 99.2

Cautionary Statement April 28, 2016 2 This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 . Such forward - looking statements involve known and unknown risks, uncertainties, and other factors that could cause actual results to differ materially from the projections and estimates contained herein and include, but are not limited to : expected gold equivalent ounce production in the March 2016 quarter and beyond ; production, cost, reserve and mine life estimates and forecasts from the operators of the Company’s royalty and stream properties ; reserves and resources, construction progress and projected start - up dates at the Cortez Crossroads, Rainy River and Wassa and Prestea projects ; anticipated growth in the volume of metals subject to the Company’s royalty and stream interests ; the impact of exchange rates on the Company’s full year effective tax rate ; adequacy of liquidity ; statements concerning the Company’s dividend rates and market valuation ; analyst valuations with and without value for Mount Milligan ; statements concerning continued operation of Mount Milligan regardless of Thompson Creek’s financial situation ; and statements or estimates from operators of properties where we have royalty and stream interests regarding the timing of development, construction and commencement of production, or their projections of steady, increasing or decreasing production once in operation . Factors that could cause actual results to differ materially from these forward-looking statements include, among others : the risks inherent in construction, development and operation of mining properties, including those specific to new mines being developed and operated in foreign countries ; changes in gold, silver, copper, nickel and other metals prices ; performance of and production at the Company’s properties ; decisions and activities of the Company’s management ; unexpected operating costs ; decisions and activities of the operators of the Company’s royalty and stream properties ; changes in operators’ mining and processing techniques or royalty calculation methodologies ; resolution of regulatory and legal proceedings (including with Vale regarding Voisey’s Bay) ; unanticipated grade, geological, metallurgical, environmental, processing or other problems at the properties ; inaccuracies in technical reports and reserve estimates ; revisions by operators of reserves, resources, mineralization or production estimates ; changes in project parameters as plans of the operators are refined ; the results of current or planned exploration activities ; discontinuance of exploration activities by operators seeking additional financing from the Company or third parties ; economic and market conditions ; variations between operators’ production estimates and our estimates of net GEOs ; operations on lands subject to aboriginal rights ; the ability of operators of development properties to finance construction to project completion and bring projects into production and operate them in accordance with feasibility studies ; challenges to the Company’s royalty interests, or title and other defects in the Company’s royalty properties ; errors or disputes in calculating royalty payments or stream deliveries, or payments or deliveries not made in accordance with royalty or stream agreements ; the liquidity and future financial needs of the Company ; the impact of future acquisitions and royalty and stream financing transactions ; adverse changes in applicable laws and regulations ; litigation ; and risks associated with conducting business in foreign countries, including application of foreign laws to contract and other disputes, environmental laws, enforcement and uncertain political and economic environments . These risks and other factors are discussed in more detail in the Company’s public filings with the Securities and Exchange Commission . Statements made herein are as of the date hereof and should not be relied upon as of any subsequent date . The Company’s past performance is not necessarily indicative of its future performance . The Company disclaims any obligation to update any forward-looking statements . Endnotes located on pages 17 and 18 .

Today’s Speakers Tony Jensen President and CEO Stefan Wenger CFO and Treasurer 3 April 28, 2016 Bill Heissenbuttel VP Corporate Development & Operations

FQ3 Investment Takeaways Quality Mount Milligan is one of the lowest cost copper mines in the world. Pueblo Viejo is reporting <$ 500 per ounce all - in sustaining costs. Opportunity $50 million of debt paid down in FQ3. $500 million of existing liquidity and revolver extended to 2021. Growth Revenue, volume and EBITDA were up 20 - 30% from a year ago. 4 April 28, 2016

Revenue Up 26% in Third Quarter 5 April 28, 2016 FQ3 Results Driven in Part by Pueblo Viejo, pictured above Strong results compared to the quarter ended March 31, 2015 » 26% increase in revenue to $93.5 million » 30% increase in volume to 79,000 Gold Equivalent Ounces (“GEOs”) 1 » $15 million in dividends or $0.23 per share, our 16 th straight year of higher dividends » $0.29/share adjusted EPS 2 ($1.04/share reported EPS, including previously announced impairments) » 21% increase in attributable GEO reserves 3 to 6.4 million ounces » $453 per ounce in carrying costs 4 per GEO reserve ounce

Growing Returns Per Share 6 April 28, 2016 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1,040 $1,060 $1,080 $1,100 $1,120 $1,140 $1,160 $1,180 $1,200 $1,220 $1,240 Dec-14 Mar-15 Jun-15 Sep-15 Dec-15 Mar-16 Operating Cash Flow per share Gold Price Per Oz 1 FQ3 cash flow per share of over $1.00 as Royal Gold’s share count is essentially unchanged in four years; our shareholders directly benefit from the expansion of our business

7 CY2016 Gold Production Outlook April 28, 2016 Calendar 2015 Operator's Actual 1 Calendar 2016 Operator’s Estimate 2 Gold Gold Royalty/Stream (oz.) (oz.) Mount Milligan 218,100 240,000 - 270,000 Andacollo 47,600 57,600 Pueblo Viejo 572,000 600,000 - 650,000 Peñasquito 690,400 520,000 - 580,000 Wassa and Prestea 222,400 180,000 - 205,000 Cortez 148,700 120,500 Mount Milligan 32% Andacollo 17% Pueblo Viejo 14% Wassa and Prestea 4% Peñasquito 6% Voisey's Bay 3% Holt 3% Cortez 2% Other 19% FQ3 Gross Revenue Our three largest interests — Mount Milligan, Andacollo and Pueblo Viejo — expect notable production increases in CY2016

Peñasquito Key Assets Mount Milligan Performing as Designed 8 » 60ktpd design capacity achieved at the end of December 2015 » CY2016 volume guidance of 240,000 - 270,000 ounces of gold 1 , a 10 - 15% increase » Construction of permanent secondary crusher ongoing, commissioning expected at year end » Mount Milligan ranks 3rd in Wood Mackenzie’s list of 255 copper mines ranked by C1 costs 2 » Over $210 million in gross revenue received from gold sales through March 31, 2016 Mount Milligan – Thompson Creek, Canada April 28, 2016

» Expected to deliver ~50,000 GEOs of production per year to Royal Gold 1 » Gold deliveries began in December 2015; silver deliveries began in January 2016 » Latest Update (Barrick’s share) 2 : o CQ1 2016 production of 172,000 of gold at all - in sustaining costs of $496 per ounce o Barrick reiterated 2016 production forecast of 600,000 - 650,000 ounces and reduced guidance for all - in sustaining costs to $550 - $590 per ounce (from $570 - $620 per ounce) o The mine treated higher grade ore in the first calendar quarter which was not processed in December ; maintenance accelerated during shutdown Key Assets Pueblo Viejo Contributions Growing 9 Pueblo Viejo – Barrick Gold (60% interest), Dominican Republic April 28, 2016

Wassa and Prestea – Golden Star Resources, Ghana » Latest Update 1 : o March quarter Wassa and Prestea open pit production of 53,000 ounces at cash costs estimated below $750 per ounce 1 , in line with full year guidance of 180,000 - 205,000 ounces of gold production o Higher quality Wassa and Prestea underground projects under construction o Expect new sources of ore will increase annual production by ~25% beginning in late 2017 10 Key Assets Wassa and Prestea Transition to Underground April 28, 2016

» Latest Update 1 : o Overall construction progress is currently 35 % complete o Plant site earthworks over 90% complete o Assembly of initial mine fleet complete o Installation of mechanical, piping, electrical and instrumentation began in April o A section of the starter dam, which represents approximately 30% of the initial structure, is expected to be redesigned, requiring amendments to existing permits o New Gold expects production to begin in mid - 2017 11 Key Assets Rainy River In Construction Rainy River – New Gold, Canada December 2015 February 2016 April 28, 2016

12 Key Assets Cortez Crossroads On Schedule » Crossroads is an area of approximately 3 million ounces 1 of reserves subject to Royal Gold’s 5.6% royalty interest » Waste stripping in the Crossroads pit began in 2015 2 » Dewatering wells were completed in 2015 » Production expected in 2018 2 Cortez Crossroads – Nevada, USA April 28, 2016

Revenue of $93.5 million Excluding impairments, tax rate would have been ~20%, consistent with earlier guidance DD&A of ~$480 per GEO, expected to be $450 - $475 for the fiscal year Quarter - end GEO inventory expected to be 15,000 - 25,000 oz , depending on timing June quarter volume expected to be in line with March quarter Third Quarter Financial Results 13 April 28, 2016 Date Item ($USD millions) March 31, 2016 Undrawn Revolver $350.0m March 31, 2016 Working Capital $151.0m March 31, 2016 Total Available Liquidity $501.0m Strong and Growing Operating Cash Flow Fiscal 3Q Operating Cash Flow Increased 27% from the December quarter $66.1m Near - Term Conditional Commitments Existing conditional commitments at Rainy River and Golden Star expected to be funded primarily through cash flow from operations (net of $20m payment to GSR in April 2016) $125m 1

$0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 $0.90 $1.00 RGLD GG FNV SLW OR AEM ABX NEM HL ELD PAAS 0.00 0.20 0.40 0.60 0.80 1.00 1.20 1.40 1.60 1.80 15 straight years of dividend increases Dividend increased in calendar 2016 to $0.92 per share 29 % payout ratio of operating cash flow in FY2015 1 21% compound annual growth rate (CAGR) since 2001 Equates to 1.6% annual yield (as of April 26, 2016) 14 Annual Dividends Paid Per Share Returning Capital to Shareholders Calendar Years Dividend Yield April 28, 2016

FQ3 Investment Takeaways Quality Mount Milligan is one of the lowest cost copper mines in the world. Pueblo Viejo is reporting <$ 500/ oz all in sustaining costs. Opportunity $50 million of debt paid down in FQ3. $500 million of existing liquidity and revolver extended to 2021. Growth Revenue, volume and EBITDA were up 20 - 30% from a year ago. 15 April 28, 2016

Endnotes

Many of the matters in these endnotes and the accompanying slides constitute forward looking statements and are subject to numerous risks, which could cause actual results to differ . See complete Cautionary Statement on page 2 . 17 PAGE 5 REVENUE UP 26 % IN THIRD QUARTER 1. The Company GEOs are calculated as revenue divided by the average quarterly price per ounce of gold . Net of stream payments, GEOs were 63 , 876 in the third quarter, compared with 52 , 190 net GEOs in the year - ago quarter, an increase of 22% . 2. Management of the Company uses adjusted net income (loss) to evaluate the Company’s operating performance, and for planning and forecasting future business operations . The Company believes the use of adjusted net income (loss) allows investors and analysts to understand the results relating to receipt of revenue from its royalty interests and purchase and sale of gold from its streaming interests by excluding certain items that have a disproportionate impact on our results for a particular period . The net income (loss) adjustments are presented net of tax generally at Company’s statutory effective tax rate . Management’s determination of the components of adjusted net income (loss) are evaluated periodically and based, in part, on a review of non - GAAP financial measures used by mining industry analysts . Net income (loss) attributable to Royal Gold stockholders is reconciled to adjusted net income (loss) as shown in the Appendix on page 20 . 3. See the Company’s reserves press release dated April 27, 2016. 4. The Company defines carrying costs as royalty and stream investments, net, divided by attributable net reserves of 6.4 millio n GEOs. PAGE 6 GROWING RETURNS PER SHARE 1 . March and September 2015 reported operating cash flow adjusted for one - time tax items related to a foreign exchange gain and gain on the sale of the Andacollo royalty, respectively . PAGE 7 CY 2016 GOLD PRODUCTION OUTLOOK 1. Actual production figures shown are for the period January 1, 2015 through December 31, 2015, unless otherwise noted. 2. Production estimates received from our operators are for calendar 2016 . There can be no assurance that production estimates received from our operators will be achieved . Please refer to Risk Factors identified in Part I, Item 1 A, of our Fiscal 2015 10 - K for information regarding factors that could affect actual results . The estimated and actual production figures shown for Andacollo are contained gold in concentrate . The estimated and actual production figures shown for Mount Milligan and Peñasquito are payable gold in concentrate . The estimated production figure shown for Wassa and Prestea is payable gold in doré . PAGE 8 KEY ASSETS: MOUNT MILLIGAN 1. See Thompson Creek Metals’ press release dated February 24, 2016. 2. See Wood Mackenzie’s updated of Q4 2015 Cash Costs. April 28, 2016 Endnotes

Many of the matters in these endnotes and the accompanying slides constitute forward looking statements and are subject to numerous risks, which could cause actual results to differ . See complete Cautionary Statement on page 2 . 18 PAGE 9 KEY ASSETS : PUEBLO VIEJO 1 . Estimates are based on future projections provided to Royal Gold by the operators and assuming constant $ 1 , 200 gold . There can be no assurance that production estimates received from our operators will be achieved . Please refer to our cautionary language regarding forward - looking statements at the beginning of this presentation . 2 . See Barrick’s press release dated April 26 , 2016 . PAGE 10 KEY ASSETS : WASSA AND PRESTEA 1. See Golden Star’s press release dated April 13 , 2016 . PAGE 11 KEY ASSETS : RAINY RIVER 1. See New Gold’s press release dated April 27 , 2016 . PAGE 12 KEY ASSETS : CORTEZ CROSSROADS 1. See the Company’s reserve release dated April 27 , 2016 . 2. See Barrick’s 43 - 101 report for Cortez dated March 29 , 2016 . PAGE 13 THIRD QUARTER FINANCIAL RESULTS 1 . This number could increase from $ 125 million to $ 130 million if Golden Star secures a third party investment of at least $ 5 million . PAGE 14 RETURN CAPITAL TO SHAREHOLDERS 1. Payout ratio of operating cash flow calculated as dividends paid divided by cash from operations for the fiscal year ended June 30 , 2015 . April 28, 2016 Endnotes ( cont ).

Appendix

Adjusted Net Income Reconciliation 20 April 28, 2016 For The Three Months Ended For The Nine Months Ended March 31, March 31, (Unaudited, in thousands) (Unaudited, in thousands) 2016 2015 2016 2015 Net (loss) income attributable to Royal Gold common stockholders (67,656)$ 25,014$ (97,589)$ 37,148$ Impairments of royalty and stream interests and royalty receivables, net of tax 86,514 - 86,130 24,185 Tax expense on Andacollo royalty sale and Chilean subsidiary liquidation - - 56,000 - Adjusted net income attributable to Royal Gold common stockholders 18,858$ 25,014$ 44,541$ 61,333$ Adjusted earnings per share 0.29$ 0.38$ 0.68$ 0.94$

1660 Wynkoop Street, #1000 Denver, CO 80202 - 1132 303.573.1660 info @royalgold.com www.royalgold.com 1660 Wynkoop Street, #1000 Denver, CO 80202 - 1132 303.573.1660 info @royalgold.com www.royalgold.com